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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) March 24, 1997.

                             Champion Industries, Inc.
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                (Exact name of registrant as specified in its charter)

      West Virginia                  0-21084                 55-0717455
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(State or other juris-         (Commission File No.)   (IRS Employer Identi-
of corporation)                                           fication No.)



2450 First Avenue
P. O. Box 2968
Huntington, West Virgina                                     25728
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    (304) 528-2791
                                          ---------------------------

                          Not Applicable
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         (Former name or former address, if changes since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On March 25, 1997, Champion Industries, Inc. ("Champion"), a West Virginia corporation, announced that it had executed a definitive Agreement of Merger dated March 24, 1997 providing for the merger of Blue Ridge Printing Co., Inc. ("Blue Ridge") with a wholly owned subsidiary of Champion to be chartered for the purpose of effecting such merger. The Agreement of Merger provides that Champion will issue 277,777 shares of its common stock, par value $1.00, having at execution of the Agreement of Merger a market value of $5,250,000 in exchange for all 550 issued and outstanding shares of common stock of Blue Ridge, and that upon consummation of such merger, Blue Ridge would become a wholly owned subsidiary of Champion and shareholders of Blue Ridge will become shareholders of Champion. The merger is contingent upon approval by Blue Ridge shareholders and satisfaction of other conditions set forth in the Agreement of Merger.

    Immediately prior to the announcement of the Agreement of Merger, Champion had outstanding 8,104,714 shares of common stock. As a result of the contemplated issuance of 277,777 shares to shareholders of Blue Ridge, Champion will have outstanding 8,382,491 shares of common stock at consummation of the merger. The shares of Champion common stock will be issued and sold pursuant to exemptions from registration under the Securities Act of 1933 and the North Carolina Securities Act.


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    Blue Ridge operates a full service process color pre-press center, printing plant and bindery in Asheville, North Carolina and a satellite printing plant in Knoxville, Tennessee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

    The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHAMPION INDUSTRIES, INC.
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                                                  (Registrant)

Date: April 3, 1997                            /s/ Joseph C. Worth, III
                                               --------------------------------
                                               Joseph C. Worth, III,
                                               Vice President and Chief
                                               Financial Officer



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                                 EXHIBIT INDEX

2.1 Agreement of Merger between Champion Industries, Inc. and Blue Ridge Printing Co., Inc., dated March 24, 1997. Filed herewith.